                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


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
Date of report (Date of earliest event reported)                          February 18, 1998 (February 3, 1998)
                                                                        --------------------------------------
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                          RENTAL SERVICE CORPORATION
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            (Exact Name of Registrant as Specified in Its Charter)

                 DELAWARE                               000-21237                         33-0569350
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(State or Other Jurisdiction of Incorporation)   (Commission File Number)     (I.R.S. Employer Identification No.)
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  14505 North Hayden Road, Suite 322, Scottsdale, Arizona   85260
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     (Address of Principal Executive Offices)           (Zip Code)

                                (602) 905-3300
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             (Registrant's Telephone Number, including Area Code)

                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

       On February 3, 1998, Rental Service Corporation ("RSC" or the
"Company") acquired substantially all of the assets of JDW Enterprises, Inc.
d/b/a Valley Rentals ("Valley") for $93.6 million in cash and 435,602 shares of RSC Common Sock. Valley was an independent equipment rental company operating a total of ten locations in Arizona and New Mexico, and had total revenues of approximately $36.9 million for its fiscal year ended December 31, 1997. This acquisition was recorded under the purchase method of accounting as of February
3, 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (a)   Financial Statements of Businesses Acquired

           The audited financial statements of Valley are not included with this Current Report on Form 8-K, but will be filed with an amendment to this Form 8-K within 60 days.

       (b)   Pro Forma Financial Information

           The pro forma financial information relating to the acquisition of Valley is not included with this Current Report on Form 8-K, but will be filed with an amendment to this Form 8-K within 60 days.

       (c)   Exhibits

             EXHIBIT NUMBER                       DESCRIPTION
             -------------------------   --------------------------------------

                  10.1                   Asset Purchase Agreement by and among
                                         JDW Enterprises, Inc. d/b/a "Valley
                                         Rentals" as "Seller," Rental Service
                                         Corporation, RSC Center, Inc. as
                                         "Buyer" and Jerald and Elfriede
                                         Adams, Dan and Mary Evans, and Warren
                                         and Linda Youel, dated December 30,
                                         1997.

                                       2

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RENTAL SERVICE CORPORATION



Date: February 18, 1998                  By: /s/ Robert M. Wilson
                                             -----------------------------------
                                             Robert M. Wilson
                                             Senior Vice President and
                                             Chief Financial Officer

                                 EXHIBIT INDEX


            EXHIBIT NUMBER                            DESCRIPTION
            --------------------------   --------------------------------------

                 10.1 Asset Purchase Agreement by and among JDW Enterprises, Inc. d/b/a "Valley Rentals" as "Seller," Rental Service Corporation, RSC Center, Inc. as "Buyer" and Jerald and Elfriede Adams, Dan and Mary Evans, and Warren and Linda Youel, dated December 30, 1997.

                                       4